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                                                                    EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



I, Robert F. Olson, President and Chief Executive Officer of Stellent, Inc., a Minnesota Corporation (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, , that, to my knowledge:

     (1)the Annual Report on Form 10-K of the Company for the fiscal period ended March 31, 2003 (the "Report") fully complies with the applicable requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

     Dated: June 30, 2003

                                                /s/ Robert F. Olson
                                                    ---------------
                                                    Robert F. Olson
                                          President and Chief Executive Officer